                                                                   EXHIBIT 99.2

                uDate.com, Inc. (formerly Anthem Recording West)

                          Index to Financial Statements

Financial Statements
--------------------

Independent auditors' report                                                 1
Balance sheet                                                                2
Statements of operations                                                     3
Statement of changes in stockholders' equity and comprehensive income        4
Statements of cashflows                                                      5
Notes to financial statements                                                6

INDEPENDENT AUDITORS' REPORT



The board of directors and stockholders
uDate.com Limited


We have audited the accompanying balance sheets of uDate.com Limited as of March 1, 2000 and March 31, 1999, and the related statements of operations, stockholders' equity and comprehensive income, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of uDate.com Limited as of March 1, 2000 and March 31, 1999, and the results of its operations and cash flows for the periods then ended in conformity with generally accepted accounting principles in the United States.






SMITH COOPER
Registered auditors

Derby, England
14 August 2000

BALANCE SHEET

                                                              JUNE 30, 2000   MARCH 1, 2000  MARCH 31, 1999

                                                              (UNAUDITED)
                                                                        $              $               $
Current assets:
  Cash                                                          6,419,653          6,460             335
  Trade accounts receivable                                         9,229          6,318             837
  Due from officers and employees                                  20,504          7,894               -
  Prepaid expenses and other assets                               178,334         18,753          12,267

                                                                ---------       --------        --------

Total current assets                                            6,627,720         39,425          13,439

Plant and equipment
  Computer and office equipment                                   570,041        288,523          68,960
  Less:  Accumulated depreciation                                (214,978)      (156,020)              -

                                                                ---------       --------        --------

                                                                  355,063        132,503          68,960

                                                                ---------       --------        --------

Total assets                                                    6,982,783        171,928          82,399

                                                                ---------       --------        --------
Current liabilities:
  Bank overdraft                                                        -              -           2,179
  Current portion of obligations under capital leases              74,178         78,149               -
  Accounts payable and accruals                                   534,096         83,570          36,905
  Deferred income                                                 147,140         22,926               -
  Promissory note                                                 150,000              -               -
  Amounts due to officers and directors                                 -        235,765               -

  Other creditors                                                 214,341        176,814          82,160

                                                                ---------       --------        --------

Total current liabilities                                       1,119,755        597,224         121,244

                                                                ---------       --------        --------
Obligations under capital leases, excluding current portion
  (note 10)                                                        45,637         63,945               -
Amounts due to officers and directors                                   -              -         198,901

                                                                ---------       --------        --------

                                                                   45,637         63,945         198,901

                                                                ---------       --------        --------

Total liabilities                                               1,165,392        661,169         320,145


                                                                ---------       --------        --------
Stockholders' equity:
  Common stock, Pound Sterling1 par value (see note below)         18,255            167             167
  Additional paid-in capital                                    7,511,734              -               -
  Retained earnings                                            (1,754,191)      (506,088)       (235,019)
  Accumulated other comprehensive income - net exchange
     differences on translation of sterling to US $                41,593         16,680          (2,894)

                                                                ---------       --------        --------

Total stockholders' equity                                      5,817,391       (489,241)       (237,746)

                                                                ---------       --------        --------

Total liabilities and stockholders' equity                      6,982,783        171,928          82,399

                                                                ---------       --------        --------

Note: Authorised shares (number)                                1,501,000          1,000           1,000
      Issued and outstanding shares (number)                    1,500,102            100             100




See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                  4 MONTHS       4 MONTHS        11 MONTHS             YEAR
                                     ENDED          ENDED            ENDED            ENDED
                             JUNE 30, 2000  JUNE 30, 1999    MARCH 1, 2000   MARCH 31, 1999
                               (UNAUDITED)    (UNAUDITED)
                                         $              $                $                $

Sales                              162,899         12,731          195,643           12,046

Operating expenses
  Selling, general and
administrative expenses            744,531         40,530          465,159          246,560
  Advertising                      687,051          6,569                -                -

                                 ----------     ----------       ----------        ---------

Total operating expenses         1,431,582         47,099          465,159          246,560

                                 ----------     ----------       ----------        ---------
Net operating loss              (1,268,683)       (34,368)        (269,516)        (234,514)

  Interest income                   28,138              -                -                -
  Interest expense                  (7,558)          (674)          (1,553)            (505)

                                 ----------     ----------       ----------        ---------

Income before income taxes      (1,248,103)       (35,042)        (271,069)        (235,019)

Income taxes                             -              -                -                -

                                 ----------     ----------       ----------        ---------

Net loss                        (1,248,103)       (35,042)        (271,069)        (235,019)

                                 ----------     ----------       ----------        ---------


See accompanying notes to financial statements.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND COMPREHENSIVE INCOME PERIODS ENDED JUNE 30, 2000 (UNAUDITED), MARCH 1, 2000 AND MARCH 31, 1999


                                     NUMBER OF   COMMON  ADDITIONAL   RETAINED    ACCUMULATED            TOTAL
                                        SHARES    STOCK     CAPITAL   EARNINGS          OTHER    STOCKHOLDERS'
                                   OUTSTANDING                                        COMPRE-           EQUITY
                                                                                      HENSIVE
                                                                                       INCOME

                                                      $          $           $              $                $

Balances at April 1, 1998          10,711,385       167          -           -              -              167
Net loss                                              -          -    (235,019)             -         (235,019)
Net exchange differences on
  translation of sterling
  to US $                                             -          -           -         (2,894)          (2,894)

                                              ---------  ---------    ---------      --------         --------

Balances at March 31, 1999         10,711,385       167          -    (235,019)        (2,894)        (237,746)

Net loss                                              -          -    (271,069)             -         (271,069)
Net exchange differences on
  translation of sterling
  to US $                                             -          -           -         19,574           19,574
                                              ---------  ---------    ---------      --------         --------

Balances at March 1, 2000          10,711,385       167          -    (506,088)        16,680         (489,241)

Net loss                                              -          -  (1,248,103)             -       (1,248,103)
Net exchange differences on
  translation of sterling to US $                     -          -           -         24,913           24,913

Comprehensive net loss                                                                              (1,223,190)
Shares issued in connection with:
  Offer to new investors              213,165         -    223,880           -              -          223,880
Reverse acquisition and share
  reorganisation                    7,330,000    18,088  7,287,854           -              -        7,305,942
                                   ---------- ---------  ---------    ---------      --------         --------
Balances at June 30, 2000          18,255,000    18,255  7,511,734  (1,754,191)        41,593        5,817,391
                                   ---------- ---------  ---------  -----------      --------        ---------



See accompanying notes to financial statements.

STATEMENTS OF CASHFLOWS

                                                               4 MONTHS    4 MONTHS   11 MONTHS
                                                                  ENDED       ENDED       ENDED YEAR ENDED
                                                               JUNE 30,    JUNE 30,    MARCH 1,  MARCH 31,
                                                                   2000        1999        2000       1999
                                                            (UNAUDITED) (UNAUDITED)

                                                                      $           $           $          $

Net loss                                                     (1,248,103)    (35,042)   (271,069)  (235,019)
  Adjustments to reconcile net loss to net cash
  Provided by operating activities:
    Depreciation of plant and equipment                          66,217      19,741     119,579     40,939
    Increase in trade accounts receivable, amounts
      due from officers and employees and prepaid
      expenses and other assets                                (175,102)     (2,322)    (21,075)   (12,944)
    Increase in accounts payable and accruals,
      deferred income, amounts due to officers
      and directors and other creditors                         385,069      12,354     224,248    314,097

                                                               --------    --------    --------   --------
Net cash provided by operating activities
                                                               (971,919)     (5,269)     51,683    107,073

                                                               --------    --------    --------   --------
Cash flows from investing activities:
  Cash acquired with uDate.com, Inc                              50,923           -           -          -
  Capital expenditures,including interest
    capitalized                                                (288,777)          -     (11,070)  (109,060)

                                                               --------    --------    --------   --------

Net cash used in investing activities                          (237,854)          -     (11,070)  (109,060)

                                                               --------    --------    --------   --------
Cash flows from financing activities:
Proceeds from issuance of common stock                        7,635,580           -           -          -
  Principal payments under capital lease
    obligations                                                 (22,279)          -     (32,231)         -
  Change in bank overdraft                                            -       5,269           -          -
  Exchange difference proceeds
     from issuance of common stock                                9,665           -           -        165

                                                               --------    --------    --------   --------

Net cash provided by financing activities                     7,622,966       5,269     (32,231)       165

                                                              ---------    --------    --------   --------
Net increase/(decrease) in cash and cash
equivalents                                                   6,413,193           -       8,382     (1,822)

Cash and cash equivalents at beginning of year                    6,460           -      (1,844)         -
Exchange difference                                                   -           -         (78)       (22)

                                                              ---------    --------    --------   --------

Cash and cash equivalents at end of year                      6,419,653           -       6,460     (1,844)

                                                              =========    ========    ========   ========

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1     NATURE OF BUSINESS

uDate.com Limited ('uDate' or 'Company') is a UK based company providing internet dating services on a global basis.


2     BASIS OF PRESENTATION

The financial statements represent the accounts of the Company on a historical cost basis.


3     USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. Actual amounts could differ from those estimates. Significant assets and liabilities with reported amounts based on estimates include accounts receivable, inventories and deferred revenues.


4     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Revenue from subscriptions is recognised on a straight line basis over the period of the subscription.


FIXED ASSETS

Depreciation is calculated to write off the cost of fixed assets over their estimated useful lives on the following basis:

      Office equipment        25% per annum straight line
      Computer equipment      40% per annum straight line


FOREIGN CURRENCY TRANSLATION

The company considers the pound sterling to be the functional currency of its UK operations. The reporting currency of the Company is the US dollar; accordingly, all amounts included in the consolidated financial statements have been translated into US dollars.

All assets and liabilities are translated into US dollars using the exchange rates in effect on reporting dates for assets and liabilities. Income and expenses are translated at average rates in effect for the periods presented. The cumulative currency translation adjustment is reflected as a separate component of stockholders' equity on the consolidated balance sheet.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)



INCOME TAXES

The Company records income taxes using the asset and liability method. Deferred tax assets and liabilities are recognised for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognised in income in the period that includes the enactment date. Valuation allowances are recognised for deferred tax assets, if it is considered more likely than not, that all or some portion of the deferred tax assets will not be realised. Income tax expense is tax payable for the current period and the change during the year in deferred tax assets and liabilities.

DEFERRED REVENUE

Deferred revenue comprises of subscription income to be earned in the future on agreements in existence and billed for at the balance sheet date.

ADVERTISING COSTS

Advertising is expensed as incurred.


5     SEGMENT INFORMATION

All revenue is derived from the sale of subscriptions from the company's internet dating service. The service is available internationally.


6     BUSINESS ACQUISITIONS

On May 23, 2000, Anthem Recording West, Inc. (referred to herein as uDate.com, Inc. or Anthem) issued 10,925,000 shares of Common Stock in exchange for all of the outstanding shares of capital stock of uDate.com
Limited and its parent Company, Internet Investments Inc., a Bahamian corporation ("Internet Investments Inc."), (the "Share Exchange Transaction") pursuant to the terms of a Share Exchange Agreement dated as of May 23, 2000 (the "Share Exchange Agreement"). uDate.com, Inc. and its subsidiaries
Internet Investments Inc. and uDate.com Limited are referred to herein as the "Company". The Share Exchange Transaction resulted in the former shareholders of Internet Investments Inc., and uDate.com Limited controlling an aggregate of approximately 60% of the issued and outstanding shares of Common Stock of the Company pursuant to the Share Exchange Agreement.

As part of the Share Exchange Transaction, the Company raised new capital in the amount of $7,500,000 through a concurrent private placement of 1,000,000 units at $7.50 per unit. Each unit consists of one share of common stock of the Company and one warrant to purchase one-half of a share of common stock at $7.50 per shares if exercised within the first year after issuance and $10.00 per share if exercised in the second year. If not exercised within two years, the warrants terminate.

Since the legal acquirer, uDate.com, Inc., had no operations and the stockholders in uDate.com Limited now own the majority of the shares in the Company, the accounting for this transaction is to treat uDate.com Limited as the accounting acquirer. The historical figures presented in these financial statements are therefore those of uDate.com Limited. The fair value of the net tangible liabilities of Anthem on May 23, 2000 ($105,758) were recorded as a reduction of the shareholders equity of uDate.com Limited. No goodwill was recorded in connection with this transaction. The Consolidated Statement of Operations for the four-month period ended June 30, 2000 incorporate the results of the consolidated Company from May 23, 2000.

BUSINESS ACQUISITIONS (continued)
7     EARNINGS PER SHARE

                                              4 months ended    4 months ended    11 months ended      Year ended
                                                June 30, 2000     June 30, 1999      March 1, 2000   March 31, 1999

                                                          $                 $                  $                 $
 Basic earnings per share
   Net loss                                       1,248,103            35,042            271,069           235,019

                                                 ----------        ----------         ----------        ----------
   Weighted average of number of common
     shares outstanding                          13,188,226        10,711,385         10,711,385        10,711,385

                                                 ----------        ----------         ----------        ----------

 Net loss per common share                             0.09              0.00               0.03              0.02

                                                   ========         =========          =========          ========

8     FIXED ASSETS

                                                               June 30, 2000   March 1, 2000   March 31, 1999
                                                                 (unaudited)
                                                                           $               $                $

Computer equipment                                                   505,540         271,493           92,306
Office equipment                                                      64,501          17,085           18,124

                                                                    --------        --------          -------

                                                                     570,041         288,578          110,430
Less: accumulated depreciation                                      (222,266)       (156,049)         (41,453)
Net exchange differences on translation of Sterling to US $            7,288             (26)             (17)

                                                                    --------        --------          -------

                                                                     355,063         132,503           68,960

                                                                    ========        ========          =======

Depreciation charge for the period                                    66,217         119,579           40,939

                                                                    ========        ========          =======



9     INCOME TAXES

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:


                                                         June 30, 2000  March 1, 2000  March 31, 1999
                                                           (unaudited)
                                                                     $              $               $
DEFERRED TAX ASSETS

Net operating loss carry forwards                              344,300        141,195          47,002
Plant and equipment due to differences in
depreciation                                                     9,983          7,101               -
                                                             ---------      ---------       ---------

                                                               354,283        148,296          47,002
Less: valuation allowance                                     (354,283)      (148,296)        (46,458)
                                                             ---------      ---------       ---------

                                                                     -              -             544
                                                             ---------      ---------       ---------

DEFERRED TAX LIABILITIES
Plant and equipment due to differences in depreciation               -              -            (544)
                                                             ---------      ---------       ---------

Net deferred tax provision                                           -              -               -
                                                             =========      =========       =========


In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

10    COMMITMENTS AND CONTINGENCIES

The company leases plant and equipment under capital leases which expire over the next two years. The gross amount of fixed assets held under these capital leases is as follows:


                                         June 30, 2000   March 1, 2000     March 31, 1999
                                                     $               $

Gross amount                                    96,635          96,635                  -
Less:  accumulated depreciation                (14,462)         (5,369)                 -

                                               -------          ------             ------

Net                                             82,173          91,266                  -

                                               =======          ======             ======

The total charge for depreciation for assets under capital leases for the periods ended June 30, 2000, March 1, 2000 and March 31, 1999 was $9,093, $5,369
and $nil respectively.

Future minimum lease payments under capital leases together with the present value of net minimum lease payments, are as follows:


                                         June 30, 2000   March 1, 2000  March 31, 1999
                                                     $               $
Within one year                                 80,743          84,625               -
Within two years                                49,291          69,201               -

                                               -------          ------          ------

Total minimum lease payments                   130,034         153,826               -
Less amount representing interest               10,219          11,732               -

                                               -------          ------          ------

                                               119,815         142,094               -

                                               =======         =======          ======


11    RELATED PARTY TRANSACTIONS

STOCKHOLDERS' ADVANCES

The directors made loans to the company, as disclosed in the balance sheet. These loans were repaid in May 2000 following the company's reversal into uDate.com, Inc.



OFFICE SPACE

During the periods to March 1, 2000, March 31, 1999, the company rented office space and paid related costs such as telephone bills totalling $19,544 and $104,256 respectively as telephone bills, to Hardstuff Limited, a company of which Mr Morris and Mr Thacker, directors of uDate.com Limited, are directors.



CONSULTANCY

The company made payments totalling $38,740 in the period to March 1, 2000 to Mercaston Consultants Limited, a company of which Mr Thacker is a director.

12 RECONCILIATION OF AMOUNTS REPORTED HEREIN TO AMOUNT SUBSEQUENTLY REPORTED (UNAUDITED)



   The statement of operations as presented in the financial statements included herein covers the eleven-month period ended March 1, 2000 whereas the statement of operations as presented in the Company's financial statements included in its Transition Report on Form 10-KSB filed on April 2, 2001 covers the twelve-month period ended March 1, 2000. The following is a reconciliation between the two periods:


                                   Eleven months    Results for month of           Twelve months
                             ended March 1, 2000              March 1999     ended March 1, 2000
                                               $                       $                       $

  Sales                                 195,643                    2,166                 197,809
  Operating Expenses                    465,159                   22,782                 487,941

                                        -------                  -------                 -------

  Net operating loss                   (269,516)                 (20,616)               (290,132)
  Interest expense                       (1,553)                    (528)                 (2,081)

                                        -------                  -------                 -------

  Loss  before income taxes            (271,069)                 (21,144)               (292,213)
  Income taxes                                -                        -                       -

                                        -------                  -------                 -------

  Net loss                             (271,069)                 (21,144)               (292,213)

                                        =======                  =======                 =======